UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-22311
Schwab Strategic Trust — Schwab U.S. REIT ETF
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices)    (Zip code)
Marie Chandoha
Schwab Strategic Trust
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: February 28
Date of reporting period: September 1, 2012 — November 30, 2012

Item 1. Schedule of Investments.

Schwab Strategic Trust
Schwab U.S. REIT ETF™

Portfolio Holdings as of November 30, 2012 (Unaudited)

The following are the portfolio holdings as of the report date. For more information, please refer to the fund’s semiannual or annual shareholder reports.

		Cost	Value
Holdings by Category		($)	($)

99.8%	Common Stock	342,474,057	346,628,771
0.2%	Other Investment Company	486,071	486,071

100.0%	Total Investments	342,960,128	347,114,842
—%	Other Assets and Liabilities, Net		136,327

100.0%	Net Assets		347,251,169

	Number	Value
Security	of Shares	($)

Common Stock 99.8% of net assets

Diversified REITs 6.3%
Cousins Properties, Inc.	80,130	657,867
Duke Realty Corp.	237,479	3,205,967
First Potomac Realty Trust	43,589	511,299
Liberty Property Trust	103,227	3,595,396
PS Business Parks, Inc.	15,889	1,024,682
Vornado Realty Trust	148,887	11,379,433
Washington REIT	58,017	1,503,801

		21,878,445

Industrial REITs 5.1%
DCT Industrial Trust, Inc.	237,660	1,485,375
EastGroup Properties, Inc.	25,871	1,352,536
First Industrial Realty Trust, Inc. *	79,186	1,045,255
ProLogis, Inc.	406,352	13,791,587

		17,674,753

Office REITs 14.9%
Alexandria Real Estate Equities, Inc.	55,260	3,753,259
BioMed Realty Trust, Inc.	136,323	2,626,944
Boston Properties, Inc.	132,810	13,630,290
Brandywine Realty Trust	127,218	1,517,711
CommonWealth REIT	73,182	1,107,244
Corporate Office Properties Trust	70,133	1,730,882
Digital Realty Trust, Inc.	107,423	6,933,080
Douglas Emmett, Inc.	114,384	2,597,661
DuPont Fabros Technology, Inc.	55,468	1,280,756
Franklin Street Properties Corp.	62,952	727,096
Highwoods Properties, Inc.	67,337	2,170,945
Kilroy Realty Corp.	65,059	2,934,161
Mack-Cali Realty Corp.	73,901	1,868,217
Parkway Properties, Inc.	19,106	256,785
Piedmont Office Realty Trust, Inc., Class A	149,176	2,632,956
SL Green Realty Corp.	79,332	5,980,046

		51,748,033

Residential REITs 18.3%
American Campus Communities, Inc.	90,870	3,980,106
Apartment Investment & Management Co., Class A	128,464	3,220,592
AvalonBay Communities, Inc.	85,278	11,238,788
BRE Properties, Inc.	67,570	3,287,280
Camden Property Trust	73,628	4,837,360
Colonial Properties Trust	73,210	1,493,484
Education Realty Trust, Inc.	97,635	1,006,617
Equity Lifestyle Properties, Inc.	34,277	2,249,942
Equity Residential	265,387	14,731,632
Essex Property Trust, Inc.	32,066	4,504,952
Home Properties, Inc.	44,045	2,593,810
Mid-America Apartment Communities, Inc.	35,882	2,236,166
Post Properties, Inc.	47,775	2,347,186
Sun Communities, Inc.	23,775	917,715
UDR, Inc.	219,952	5,061,096

		63,706,726

Retail REITs 27.1%
Acadia Realty Trust	43,105	1,069,866
CBL & Associates Properties, Inc.	139,632	3,143,116
Cedar Realty Trust, Inc.	47,765	258,886
DDR Corp.	209,473	3,207,032
Equity One, Inc.	54,534	1,127,218
Federal Realty Investment Trust	56,396	5,867,440
General Growth Properties, Inc.	395,867	7,667,944
Glimcher Realty Trust	123,739	1,326,482
Inland Real Estate Corp.	67,357	536,835
Kimco Realty Corp.	357,888	6,892,923
Kite Realty Group Trust	60,484	322,985
Pennsylvania REIT	46,399	773,007
Ramco-Gershenson Properties Trust	41,243	551,831
Regency Centers Corp.	79,220	3,711,457
Rouse Properties, Inc.	20,271	304,065
Saul Centers, Inc.	11,166	475,672
Simon Property Group, Inc.	267,251	40,656,895
Tanger Factory Outlet Centers	83,181	2,734,991
Taubman Centers, Inc.	54,289	4,205,769
The Macerich Co.	117,199	6,621,743
Weingarten Realty Investors	98,792	2,685,167

		94,141,324

Specialized REITs 28.1%
Ashford Hospitality Trust	54,813	496,058
CubeSmart	100,278	1,383,836
DiamondRock Hospitality Co.	170,090	1,486,587
Extra Space Storage, Inc.	90,637	3,185,890
FelCor Lodging Trust, Inc. *	96,367	404,741
HCP, Inc.	397,964	17,928,278
Health Care REIT, Inc.	223,987	13,190,594
Healthcare Realty Trust, Inc.	75,492	1,800,484

 Schwab U.S. REIT ETF

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)
Hersha Hospitality Trust	152,671	716,027
Hospitality Properties Trust	108,811	2,470,010
Host Hotels & Resorts, Inc.	635,624	9,337,317
LaSalle Hotel Properties	76,424	1,842,583
LTC Properties, Inc.	26,337	861,747
Pebblebrook Hotel Trust	52,168	1,087,703
Public Storage	126,985	17,859,170
Senior Housing Properties Trust	154,718	3,457,947
Sovran Self Storage, Inc.	26,096	1,612,472
Sunstone Hotel Investors, Inc. *	120,827	1,246,935
Universal Health Realty Income Trust	11,192	545,498
Ventas, Inc.	260,261	16,565,613

		97,479,490

Total Common Stock
(Cost $342,474,057)		346,628,771

Other Investment Company 0.2% of net assets

Money Market Fund 0.2%
State Street Institutional U.S. Government Money Market Fund	486,071	486,071

Total Other Investment Company
(Cost $486,071)		486,071

End of Investments

At 11/30/12, the tax basis cost of the fund’s investments was $343,198,190 and the unrealized appreciation and depreciation were $14,323,855 and ($10,407,203), respectively, with a net unrealized appreciation of $3,916,652.

*	Non-income producing security.

REIT —	Real Estate Investment Trust

Under procedures approved by the fund’s Board of Trustees (the “Board”), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the procedures.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values.

In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America (GAAP), the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If

 Schwab U.S. REIT ETF

Portfolio Holdings (Unaudited) continued

the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the fund’s investments as of November 30, 2012:

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total[2]

Common Stock[1]	$346,628,771	$—	$—	$346,628,771
Other Investment Company[1]	486,071	—	—	486,071

Total	$347,114,842	$—	$—	$347,114,842

[1]	As categorized in Portfolio Holdings.
[2]	The fund had no Other Financial Instruments.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended November 30, 2012.

REG66362NOV12

Item 2. Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During Registrant’s last fiscal quarter, there have been no changes in Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 3. Exhibits.
Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant ) Schwab Strategic Trust

By:	/s/ Marie Chandoha Marie Chandoha
Chief Executive Officer

Date:	1/24/2013
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha Marie Chandoha
Chief Executive Officer

Date:	1/24/2013

By:	/s/ George Pereira George Pereira
Principal Financial Officer

Date:	1/24/2013